飞鹤
FIRMUS


飞鹤
FIRMUS

AMERICAN DAIRY, INC.
(ADI Feihe)

Investor Presentation

September 2009

一贯坚持，一"贯"好奶粉

Persistent Quality, Consistent Milk Powder

Safe Harbor Statement

飞鹤 FIRMUS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Certain of the information contained herein concerning economic trends and performance is based upon or derived from information provided by third-party consultants and other industry sources. We have not independently verified and cannot assure the accuracy of any data obtained by or from these sources.

The forward-looking statements contained in this presentation are made only as of September 14, 2009, and American Dairy, Inc. is under no obligation to revise or update these forward-looking statements.

Business at a Glance

飞鹤 FIRMUS

- **We are a leading producer and distributor of infant formula, milk powder, soybean and walnut powder products in China**
  - Headquartered in Beijing
  - Over 47 years of operating history
  - Processing facilities in Heilongjiang, Shanxi and Hebei provinces, with processing capacity of 1,220 tons of liquid milk per day
  - Packaging and distribution facilities in Kedong, Heilongjiang province and Langfang, Hebei province
  - Dairy farms in Gannan and Kedong
- **We are the first and only Chinese dairy company to be NYSE-listed**
- **Company's brands, Feihui, Feiyue, and Feifan are among China's most recognized brands**
  - History of product excellence achieved through secured source of quality milk and stringent quality control
  - Covers all market segments
- **Nationwide presence , with focus on tier-2 and 3 cities**
  - Over 84,000 retail outlets across China
  - Presence in 26 provinces, including all tier-1 cities except Shanghai

Capital Market Summary

- NYSE: ADY
- Price (as of 9/14/2009): $31.90
- Shares outstanding (as of 9/14/2009): 21.2 million
- Market Cap (as of 9/14/2009): $656.6 million


Revenue
$US (millions)
155.0
2005
2007


Operating Income
$US (millions)
2005
2007

Company Highlights

1. A Leading Infant Formula Brand in China
2. Large Market Opportunity with Long-Term High-Growth Prospects
3. Vertically Integrated Business Model – High Barriers to Entry
4. Stringent Quality Control with State-of-the-Art Equipment and Facilities
5. Nationwide Sales Force with Regional Distribution Centers
6. Experienced Management Team with Proven Track Record
7. Strong Financial Position and Profitability

Company Overview

China's Infant Formula Market

飞鹤 FIRMUS

Dairy Product Consumption



Total Dairy Consumption Per Capita¹ (kg)
GDP Per Capita ($US)
1998-2008 CAGR: 19.6%
India
China
Thailand
Japan
France
U.K.
U.S.
1998
2008
GDP Per Capita

Source:
(1) *Euromonitor. Includes aggregate consumption of milk products, cheese, yogurt, sour milk drinks and other dairy products.*

China's Drinking Milk and Infant Formula Market



RMB 250.0
RMB (billions)
2008-2013 CAGR: 10.6%
2008-2013 CAGR: 23.1%
Drinking Milk
Infant Formula

Source: Euromonitor

- ✓ China is the second largest infant formula market behind the U.S., but is expected to grow to $12 billion by 2014 (surpassing the U.S.)
- ✓ Dairy consumption per capita in China is still significantly lower than in the U.S., Western Europe and more developed Asian nations such as Japan

Robust Growth Fueled by the Melamine Crisis

飞鹤 FIRMUS

- ✓ The recent melamine crisis caused a slump in sales of infant formula
- ✓ ADI Feihe has increased market share as other domestic producers have been tainted by the crisis including Sanlu (formerly 18% market share leader)
- ✓ As one of the milk producers free from melamine contamination, we have been invited to advise the government on the restructuring and regulation of the industry since the melamine crisis

China's Milk Powder Market Share (July '09)


Multinational53.3%
ADI Feihe

ADI Feihe's Market Share (Aug '08- July '09)


2.7%
4.8%
5.7%
6.3%
6.5%
6.4%
6.4%
136% growth
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%

Source: China Information Corporation (CIC)

We are one of China's fastest growing infant formula providers post-melamine crisis (1)

(1) According to China Information Corporation (CIC), ADI Feihe ranked number two in market share growth within the China infant formula market between August 2008 and May 2009.

Our Competitive Advantages

FIRMUS

Secured Access to High Quality Milk and State-of-the-Art Production

The Heilongjiang Advantage

- ✓ Heilongjiang is China's premier milk-producing region at 47°north
- ✓ Situated in one of the three nutrient-rich black soil zones of the world
- ✓ Natural underground water reserves with a pH level of 8.5
- ✓ Rich and fertile soil contributes to higher milk yield and quality

Favorable Government Support

- ✓ The central government allows one infant milk processing facility per county
- ✓ ADI Feihe's well-established presence in Heilongjiang limits new entrants
- ✓ Strong local and provincial government relationships

Strong Relations with Local Farmers

- ✓ Favorable pricing offered to incentivize local farmers' willingness to sign exclusive contracts with ADI Feihe
- ✓ Contracts with local farmers to access over 200,000 dairy cows

Fully-Integrated Business Model

飞鹤 FIRMUS

Secured Access to Milk



Contracts

- ✓ Access to over 200,000 cows
- ✓ Average yield of 4 tons/yr per cow

ADI Feihe Dairy Farms

- ✓ 10,000 dairy cows
- ✓ Imported Australian Holsteins
- ✓ Average yield of 8-10 tons/yr per cow

Company-Owned Milk Collection Stations



- ✓ Over 200 company-owned milk stations across Heilongjiang Province
- ✓ Limited competition due to government regulation of station locations

State-of-the-Art Processing Facilities



- ✓ Total processing capacity: 1,220 tons of liquid milk/day
- ✓ Increasing capacity to 1,920 tons/day by August 2010 and to 2,820 tons/day by May 2011
- ✓ Facilities in Heilongjiang, Shanxi and Hebei Provinces

Nationwide Distribution



- ✓ Sales and marketing force of 1,500 to cover over 84,000 retail outlets
- ✓ Packaging and distribution facilities in Kedong (Heilongjiang) and Langfang (Hebei)

We are China's ONLY vertically-integrated infant milk formula company

Our Geographic Footprint

FIRMUS


Production Center, Gannan


Production Center, Baiquan


Production, Distribution & Packaging Center, Kedong


Dairy Farm, Kedong


Dairy Farm, Gannan


Corporate Headquarters, Beijing


Production Center, Qiqihaer


Packaging & Distribution Center, Langfang


Production, Distribution & Packaging Center for Walnut and Soybean Products, Shanxi


Longjiang
Heilongjiang Province
Beijing
Hebei Province
Shanxi Province
Shanghai
Chengdu
Wuhan
Guangzhou
Shenzhen
Tier-1 cities
Dairy farm construction
Production facility under construction:
Gannan: +700 tons/day by Aug 2010
Longjiang: +900 tons/day by May 2011

Logistics Center, Chengdu and Wuhan

Nationwide Marketing and Support

TV and Media Advertising




方得 1 罐好奶粉

Call Center and Baby Club Membership




Educational Materials





FIRMUS

Events and Displays



一"贯"好奶粉



We are capitalizing on additional market share opportunities post melamine crisis by adopting an aggressive marketing and distribution strategy

Comprehensive Product Offerings

Infant Formula Products Covering Mid-to-High-end Market Segments

Feifan Premium Series	Feiyue Medium-High Series	Feihui Medium Series
 RMB 198 - 218 per 900g tin	 RMB 148 per 900g tin	 RMB 87 per 900g tin
 RMB 52 - 78 per 400g bag	 RMB 48 per 400g bag	 RMB 32 per 400g bag

Targeting Infants & Children

- ✓ Stage 1: 0-6 months
- ✓ Stage 2: 6-12 months
- ✓ Stage 3: 1 year+
- ✓ Stage 4: 3 – 6 years

Adult Formula Products

Prenatal Formula



Adult Formula



Other Products



Rice Cereal



Soybean Powder



Walnut Powder



Wholesale Milk Powder

Competitive Landscape

飞鹤 FIRMUS

❖ **Multinationals (e.g. Dumex, Mead Johnson, Wyeth and Abbott):**
- Dominate the tier 1 cities – strong distribution in modern retail channels
- Fragmented retail channel and the lack of modern logistics infrastructure have hindered their reach in tier-2 and 3 cities.
- Premium and super premium pricing
- High brand recognition and loyalty

❖ **National domestic leaders (e.g. ADI Feihe, Synutra, Yili)**
- Dominate the tier-2 and 3 cities, but in the meantime gaining shares from foreign producers in the tier-1 cities
- National brand recognition
- Strong product mix – low to super premium-end
- Domestic players not involved in the melamine scandal quickly gained market share after the demise of Sanlu

❖ **Regional brands (e.g. Yaolan, Wandashan)**
- Strong presence in regional market and potential to build scale and gain national presence

Melamine Crisis Accelerates Industry Consolidation

飞鹤 FIRMUS

- **Melamine crisis exposes problems with the supply chain – Conflicting interest between milk stations and farmers**
  - 70% of raw milk is collected by third-party owned milk stations
  - Milk station owners' interest is not aligned with the farmers. Their goal is to make more money. Thus, unscrupulous milk station owners added melamine to watered-down milk to boost sales
  - Farmers do not have bargaining power, further disincentivize them to develop scale
  - Minimal government supervision due to the fragmented nature

- **Fierce competition, slim margin and limited raw milk supply had previously led dairy processors to:**
  - Focus heavily on expanding capacity and enhancing brand image through promotion
  - Consider investing in upstream supply as unimportant
  - Source milk externally from third-party milk stations

- **Melamine crisis drastically changed past common practices:**
  - Dairy processors become reluctant to source from small milk stations
  - More dairy processors move upstream, either through building their own farms and taking minority stakes in dairy farms
  - Government rolled out regulations/policies in the wake of the crisis to regulate raw milk production, promote scale raising, provide subsidies and supports to further accelerate the development of the industry

American Dairy is Well-Positioned to Capitalize on this Opportunity

飞鹤 FIRMUS

American Dairy is the ONLY China-based, vertically-integrated infant formula producer and differentiates from its competition at all levels:

- **Milk stations**
  - Owns and operates 200 milk stations
  - Using automated equipment to eliminate human contacts
  - Exclusive contracts with dairy farmers
  - Apply sophisticated and comprehensive quality testing procedures

- **Processing**
  - No air contact from cow to package
  - Purchased the internationally certified equipment from well-know European manufacturers
  - Apply stringent control for extraneous factors (environmental) at processing facilities
  - Adopt testing for all non-milk additives, among other things

- **Dairy farms**
  - ADI Feihe is the first infant formula producer to build large-scale, accredited organic dairy farms in China
  - Dairy farm operations further differentiate ADI Feihe brand

Growth Strategy

1. Invest in Processing Facilities and Company-Owned Farms
2. Expand Geographic Penetration
3. Continued Leadership in Quality Control
4. Strengthen Brand Equity
5. Improve Supply Chain Efficiency

Experienced Management Team

FIRMUS



You Bin Leng

Chairman,
Chief Executive Officer

- ✓ Over 20 years in the dairy industry and ADI Feihe Chairman for more than seven years
- ✓ Bachelor's degree in food engineering from Northeast Agriculture University and EMBA from Peking University



Roger Hua Liu

Vice Chairman,
Secretary

- ✓ More than 16 years in C-level positions with extensive finance and accounting experience
- ✓ Bachelor's degree in finance and economics from Xian Jiaotong University and Shenzhen University



Jonathan H. Chou

Chief Financial Officer

- ✓ More than 20 years of finance and banking experience in the U.S. and Asia Pacific
- ✓ Former Asia Pacific CFO of Honeywell International and AP CFO Lucent Technologies
- ✓ Awarded 'China's Top Ten CFOs of 2008' award by CFO World Magazine and holds MBA from Fuqua School of Business at Duke



Fred Bo Nie

Head of Sales and Marketing

- ✓ Former Sales Manager of the milk product department for Inner Mongolia Yili
- ✓ More than 12 years in sales and marketing



Sheng Hui Liu

Vice President of Finance

- ✓ Over 10 years of extensive financial knowledge and experience at ADI Feihe
- ✓ Degrees in economics and accounting from Northeast Agriculture University and Country Cadre Institute of Ministry of Agriculture

Board of Directors

You Bin Leng Chairman, Chief Executive Officer	✓ Over 20 years in the dairy industry and ADI Feihe Chairman for more than seven years ✓ Bachelor's degree in food engineering from Northeast Agriculture University and EMBA from Peking University
Roger Hua Liu Vice Chairman	✓ More than 16 years in C-level positions with extensive finance and accounting experience ✓ Bachelor's degree in finance and economics from Xian Jiaotong University and Shenzhen University
Neil N. Shen Director	✓ Founding and Managing Partner of Sequoia Capital China ✓ Co-founder of Ctrip .com International (Nasdaq: CTRP) and Home Inns and Hotels Management (Nasdaq: HMIN) ✓ Bachelor's degree from Shanghai Jiao Tong University and Master's degree from the School of Management at Yale University
Sheng Hui Liu Director, Vice President of Finance	✓ Over 10 years of extensive financial knowledge and experience at ADI Feihe ✓ Degrees in economics and accounting from Northeast Agriculture University and Country Cadre Institute of Ministry of Agriculture
Hui-Lan Lee Director, Audit Committee Chair	✓ 30 years of extensive knowledge and experience in a variety of management positions in China and the U.S. ✓ Bachelor's degree in business administration from National Cheng-Kung University, Taiwan, a Master of Science degree in Taxation from Golden Gate University, and a Master of Business Administration from Indiana University
Kirk G. Downing, Esq. Director	✓ Over 25 years of experience practicing law ✓ Attorney licensed in the State of California
James C. Lewis, Esq. Director	✓ Over 30 years of experience practicing law ✓ Attorney licensed in the State of Utah

Financial Summary

Robust Revenue Growth

LTM Revenue by Quarter



120.0
100.0
80.0
60.0
40.0
20.0
0.0
$US (millions)
37 2
79 6
113 8
41 2
Q3 2008
Q4 2008
Q1 2009
Q2 2009

Annual Revenue



400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$US (millions)
Guidance range
of $330 - $360
68.2
115.1
163.9
193.2
155.0
2005
2006
2007
2008
2009E

Robust growth in infant formula revenue fueled by the melamine crisis

Product Portfolio: Revenue Contribution

飞鹤 FIRMUS

H1 2008 Revenue Contribution by Product



2.3%
3.0%
1.1%
0.0%
36.2%
57.4%
Milk Powder
Raw Milk Powder (Wholesale)
Soybean Powder
Rice Cereal
Walnut Products
Other

H1 2009 Revenue Contribution by Product



2.2%
2.5%
0.9%
0.3%
4.0%
90.1%
Milk Powder
Raw Milk Powder (Wholesale)
Soybean Powder
Rice Cereal
Walnut Products
Other

Melamine crisis has provided opportunity to shift capacity from low margin products to higher margin branded infant milk formula

Expanding Margins and Cash flow

FIRMUS

Margin Profile



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
44.4%
43.4%
44.2%
39.5%
62.4%
16.6%
14.2%
8.8%
22.8%
14.6%
14.1%
5.1%
10.5%
3.2%
21.3%
2005
2006
2007
2008
1H09
Gross Margin
Operating Margin
Net Margin

Operating Cash Flow



$US (millions)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
4.9
11.1
(4.4)
29.9
19.5
2005
2006
2007
2008
1H09

- Our strategy is to increase higher margin, premium product sales
- Strong operating cash flow from capacity expansion, increasing selling prices, higher utilization rate, and improvement in working capital management

Selected Balance Sheet Items

飞鹤 FIRMUS

(USD in millions)	As of June 30, 2009
Assets	
Cash and Cash Equivalents	$42.2
Inventories, Net	65.1
Property & Equipment (1)	137.1
Total Assets	**$360.9**
Short Term Debt	
7.75% Convertible Notes Due 2009 (2)	18.0
1.00% Guaranteed Senior Secured Convertible Notes Due 2012	58.6
Other Short Term Debt	17.7
Long Term Debt, Net of Current Portion	19.6
Shareholder's Equity	153.8
Total Liabilities & Equity	**$360.9**

On August 26, 2009, the Company closed private placement transaction with Sequoia Capital, through which the Company issued 2.1 million shares of common stock to Sequoia Capital for an aggregate purchase price of $63.0 million.

On September 1, 2009, the Company paid down $33.95 million, or 75% of the fourth and final $46.0 million installment of its 1.0% Guaranteed Senior Secured Convertible Notes due 2012. The remaining payments to the other 2012 Note holders, equal to $11.5 million, will be repaid as originally scheduled by the end of October 2009.

(1) Includes Net Property and Equipment and Construction in Progress.

(2) Convertible into common stock at $14.50 per share. As of September 14, 2009, $13.7 million in principal amount of the 2009 Notes had been converted into 1,201,152 shares of our common stock.

Company Highlights

飞鹤 FIRMUS

1. A Leading Infant Formula Brand in China
2. Large Market Opportunity with Long-Term High-Growth Prospects
3. Vertically Integrated Business Model – High Barriers to Entry
4. Stringent Quality Control with State-of-the-Art Equipment and Facilities
5. Nationwide Sales Force with Regional Distribution Centers
6. Experienced Management Team with Proven Track Record
7. Strong Financial Position and Profitability

Thank You!